                                                                    EXHIBIT 10.9

--------------------------------------------------------------------------------

                           NISSAN AUTO LEASING LLC II,
                                 as Transferor,

                                       and

                         NISSAN AUTO LEASE TRUST 2003-A,
                                  as Transferee

                           ---------------------------

                             TRUST SUBI CERTIFICATE
                               TRANSFER AGREEMENT

                          Dated as of October 29, 2003

                           ---------------------------

--------------------------------------------------------------------------------

ARTICLE ONE     DEFINITIONS...................................................................         2

    Section 1.01.    Definitions..............................................................         2

    Section 1.02.    Interpretive Provisions..................................................         2

ARTICLE TWO     TRANSFER OF 2003-A SUBI CERTIFICATE...........................................         3

    Section 2.01.    Transfer of 2003-A SUBI Certificate......................................         3

    Section 2.02.    True Sale................................................................         3

    Section 2.03.    Representations and Warranties of the Transferor and the Transferee......         3

    Section 2.04.    Financing Statement and Books and Records................................         6

    Section 2.05.    Acceptance by the Transferee.............................................         7

    Section 2.06.    Release of Claims........................................................         7

ARTICLE THREE   MISCELLANEOUS.................................................................         7

    Section 3.01.    Amendment................................................................         7

    Section 3.02.    Governing Law............................................................         7

    Section 3.03.    Severability.............................................................         7

    Section 3.04.    Binding Effect...........................................................         7

    Section 3.05.    Headings.................................................................         8

    Section 3.06.    Counterparts.............................................................         8

    Section 3.07.    Further Assurances.......................................................         8

    Section 3.08.    Third-Party Beneficiaries................................................         8

    Section 3.09.    No Petition..............................................................         8

    Section 3.10.    Limitation of Liability of Owner Trustee.................................         8

                    TRUST SUBI CERTIFICATE TRANSFER AGREEMENT

         This Trust SUBI Certificate Transfer Agreement, dated as of October 29, 2003, is between Nissan Auto Leasing LLC II, a Delaware limited liability company ("NALL II"), as transferor (the "Transferor"), and Nissan Auto Lease Trust 2003-A, a Delaware statutory trust (the "Trust"), as transferee (in such capacity, the "Transferee").

                                    RECITALS

         A. Nissan-Infiniti LT (the "Titling Trust") is a Delaware statutory trust governed by the Amended and Restated Trust and Servicing Agreement, dated as of August 26, 1998 (the "Titling Trust Agreement"), among NILT Trust, a Delaware statutory trust ("NILT Trust"), as grantor and initial beneficiary (in such capacity, the "Grantor" and the "UTI Beneficiary", respectively), Nissan Motor Acceptance Corporation, a California corporation ("NMAC"), as servicer (the "Servicer"), Wilmington Trust Company, a Delaware banking corporation ("Wilmington Trust"), as Delaware trustee (the "Delaware Trustee"), NILT, Inc., a Delaware corporation, as trustee (the "Trustee"), and U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (the "Trust Agent");

         B. Pursuant to the Titling Trust Agreement, the purposes of the Titling Trust include taking assignments and conveyances of and holding in trust various assets (the "Trust Assets");

         C. The Grantor, UTI Beneficiary, the Transferor, the Servicer, the Trustee, the Delaware Trustee and the Trust Agent are entering into the 2003-A SUBI Supplement, dated as of October 29, 2003 (the "2003-A SUBI Supplement", and together with the Titling Trust Agreement, the "SUBI Trust Agreement), to (i) establish a special unit of beneficial interest (the "2003-A SUBI") and (ii) identify and allocate certain Trust Assets to the 2003-A SUBI;

         D. Pursuant to the SUBI Trust Agreement a separate portfolio of leases (the "2003-A Leases"), the vehicles that are leased under the 2003-A Leases (the "2003-A Vehicles"), and certain other related Trust Assets have been allocated to the 2003-A SUBI;

         E. The Titling Trust has issued a certificate evidencing a 100% beneficial interest in the 2003-A SUBI (the "2003-A SUBI Certificate") to NILT Trust;

         F. NILT Trust has transferred and assigned, without recourse, all of its right, title, and interest in and to the 2003-A SUBI Certificate to the Transferor pursuant to the SUBI Certificate Transfer Agreement, dated as of October 29, 2003 (the "SUBI Certificate Transfer Agreement"), between NILT Trust and the Transferor;

         G. The Trust was formed pursuant to a trust agreement, dated as of May 13, 2003, as amended and restated as of October 29, 2003 (the "Trust Agreement"), between the Transferor and Wilmington Trust, as owner trustee (the "Owner Trustee");

         H. The Transferor and the Transferee desire to provide for the transfer and assignment by the Transferor to the Transferee, without recourse, of all of the Transferor's right, title, and interest in and to the 2003-A SUBI Certificate; and

                                       Trust SUBI Certificate Transfer Agreement

         I. Immediately after the transfer and assignments of the 2003-A SUBI Certificate to the Trust, the Trust shall pledge the 2003-A SUBI Certificate to U.S. Bank, as indenture trustee (the "Indenture Trustee") pursuant to an indenture, dated as of October 29, 2003 (the "Indenture"), between the Trust and the Indenture Trustee.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

         Section 1.01. Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement of Definitions, dated as of October 29, 2003, by and among the Trust, as issuer (the "Issuer"), NILT Trust, as Grantor and UTI Beneficiary, the Titling Trust, NMAC, in its individual capacity, as Servicer and as administrative agent (in such capacity, the "Administrative Agent"), NALL II, the Trustee, Wilmington Trust, as Delaware Trustee and Owner Trustee, and U.S. Bank, as Trust Agent and Indenture Trustee.

         Section 1.02. Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as "herein", "hereof", and the like shall refer to this Agreement as a whole and not to any particular part, Article, or Section within this Agreement,
(iii) the term "include" and all variations thereof shall mean "include without limitation", (iv) the term "or" shall include "and/or", (v) the term "proceeds" shall have the meaning ascribed thereto in the UCC, and (vi) any defined term that relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions that have been or are hereafter executed and delivered in accordance with the terms thereof, except that references to the SUBI Trust Agreement include only such items as relate to the 2003-A SUBI and the Titling Trust.

         Any reference in this 2003-A Trust SUBI Certificate Transfer Agreement to any agreement means such agreement as it may be amended, restated, supplemented (only to the extent such agreement as supplemented relates to the Notes), or otherwise modified from time to time, except that references to the SUBI Trust Agreement include only such items as relate to the 2003-A SUBI and the Titling Trust. Any reference in this 2003-A Trust SUBI Certificate Transfer Agreement to any law, statute, regulation, rule, or other legislative action shall mean such law, statute, regulation, rule, or other legislative action as amended, supplemented, or otherwise modified from time to time, and shall include any rule or regulation promulgated thereunder. Any reference in this 2003-A Trust SUBI Certificate Transfer Agreement to a Person shall include the successor or assignee of such Person.

                                       Trust SUBI Certificate Transfer Agreement

                                   ARTICLE TWO

                       TRANSFER OF 2003-A SUBI CERTIFICATE

         Section 2.01. Transfer of 2003-A SUBI Certificate. In consideration of the Transferee's delivery to, or upon the order of, the Transferor of the Notes and the Certificate, the Transferor hereby absolutely sells, transfers, assigns, and otherwise conveys to the Transferee, without recourse, and the Transferee does hereby purchase and acquire all of the Transferor's right, title, and interest in and to the following (collectively, the "Assets"):

                  (i) the 2003-A SUBI Certificate and the interest in the 2003-A SUBI represented thereby, including all monies due and paid or to become due and paid or payable thereon or in respect thereof;

                  (ii) all of the Transferor's rights and benefits as holder of the 2003-A SUBI Certificate under the Servicing Agreement and the SUBI Trust Agreement;

                  (iii) the right to realize upon any property that underlies or may be deemed to secure the interest in the 2003-A SUBI represented by the 2003-A SUBI Certificate, as granted in the 2003-A SUBI Supplement and in the 2003-A SUBI Certificate;

                  (iv) all general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, securities accounts, investment property, financial assets, goods, letters of credit, letters of credit rights, advices of credit and uncertificated securities, and other property consisting of, arising from, or relating or credited to the foregoing;

                  (v) all rights of the Transferor under the SUBI Certificate Transfer Agreement; and

                  (vi) all cash and non-cash proceeds of all of the foregoing.

         Section 2.02. True Sale. The parties hereto intend that the sale, transfer, and assignment of the Assets constitutes a true sale and assignment of the Assets such that any interest in and title to the Assets would not be property of the Transferor's estate in the event that the Transferor becomes a debtor in a case under any bankruptcy law. To the extent that the conveyance of the Assets hereunder is characterized by a court or similar governmental authority as a financing, it is intended by the Transferor and the Transferee that the interest conveyed constitutes a grant of a security interest under the UCC as in effect in the State of Delaware by the Transferor to the Transferee to secure the Transfer Price to the Transferor, which security interest shall be perfected and of a first priority. The Transferor hereby grants to the Transferee a security interest in all of its right, title, and privilege and interest in and to the Assets and the parties hereto agree that this Agreement constitutes a "security agreement" under all applicable laws.

         Section 2.03. Representations and Warranties of the Transferor and the Transferee.

         (a) The Transferor hereby represents and warrants to the Transferee as of the date of this Agreement and the Closing Date that:

                                       Trust SUBI Certificate Transfer Agreement

                  (i) Organization and Good Standing. The Transferor is a limited liability company duly formed, validly existing, and in good standing under the laws of the State of Delaware, and has the power and the authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, the power, the authority, and the legal right to acquire, own, and sell the Assets.

                  (ii) Due Qualification. The Transferor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to have any such license, approval, or qualification would not have a Material Adverse Effect on the condition, financial or otherwise, of the Transferor or would not have a Material Adverse Effect on the ability of the Transferor to perform its obligations under this Agreement.

                  (iii) Power and Authority. The Transferor has the power and the authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Transferor by all necessary action.

                  (iv) Binding Obligation. This Agreement constitutes a legal, valid, and binding obligation of the Transferor, enforceable against it in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                  (v) No Violation. The execution, delivery, and performance by the Transferor of this Agreement, the consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof shall not (A) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement of the Transferor, or (B) conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Transferor is a party or by which it may be bound or any of its properties are subject; or (C) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any material indenture, agreement, or other instrument (other than as permitted by the Basic Documents); or (D) violate any law or, to the knowledge of the Transferor, any order, rule or regulation applicable to it or its properties, or (E) contravene, violate, or result in a default under any judgment, injunction, order, decree, or other instrument of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Transferor or any of its properties, except to the extent that such contravention, violation, or default would not be likely to have a Material Adverse Effect.

                                       Trust SUBI Certificate Transfer Agreement

                  (vi) No Proceedings. There are no proceedings in which the Transferor has been served or investigations pending or, to the knowledge of the Transferor, proceedings or investigations that are pending or threatened, in each case against the Transferor, before any court, regulatory body, administrative agency or other tribunal, or governmental instrumentality (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Agreement.

                  (vii) Title to 2003-A SUBI Certificate. Immediately prior to the transfer of the 2003-A SUBI Certificate pursuant to this Agreement, the Transferor (A) is the true and lawful owner of the 2003-A SUBI Certificate and has the legal right to transfer the 2003-A SUBI Certificate, (B) has good and valid title to the 2003-A SUBI Certificate and the 2003-A SUBI Certificate is on the date hereof free and clear of all Liens and (C) will convey good, valid, and indefeasible title to the 2003-A SUBI Certificate to the Transferee under this Agreement.

         (b) The Transferee hereby represents and warrants to the Transferor as of the date of this Agreement and the Closing Date that:

                  (i) Organization and Good Standing. The Transferee is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, and has the power and the authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and shall have, the power, the authority and the legal right to acquire, own and sell the Assets.

                  (ii) Due Qualification. The Transferee is duly qualified to do business as a foreign trust in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, except where the failure to have any such license, approval, or qualification would not have a Material Adverse Effect on Transferee.

                  (iii) Power and Authority. The Transferee has the power and the authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement has been duly authorized by the Transferee by all necessary action.

                  (iv) Binding Obligation. This Agreement constitutes a legal, valid, and binding obligation of the Transferee, enforceable against it in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                                       Trust SUBI Certificate Transfer Agreement

                  (v) No Violation. The execution, delivery, and performance of this Agreement by the Transferee and the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not (A) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the Trust Agreement of the Transferee, or (B) conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Transferee is a party or by which it may be bound or any of its properties are subject; or (C) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any material indenture, agreement or other instrument (other than as permitted by the Basic Documents); or (D) violate any law or, to the knowledge of the Transferee, any order, rule or regulation applicable to it or its properties, or (E) contravene, violate, or result in a default under any judgment, injunction, order, decree, or other instrument of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Transferee or any of its properties, except to the extent that such contravention, violation, or default would not be likely to have a Material Adverse Effect.

                  (vi) No Proceedings. There are no proceedings in which the Transferee has been served or, to the knowledge of the Transferee, proceedings or investigations that are pending or threatened, in each case against the Transferee, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality
         (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that, in the reasonable judgment of the Transferee, could be expected to materially and adversely affect the performance by the Transferee of its obligations under this Agreement.

         (c) The representations and warranties set forth in this Section shall survive the sale of the Assets by the Transferor to the Transferee and the sale of the Assets by the Transferee to the Trust. Upon discovery by the Transferor, the Transferee, or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

         Section 2.04. Financing Statement and Books and Records.

         (a) In connection with the conveyance of the Assets hereunder, the Transferor agrees that prior to the Closing Date it will deliver to the Transferee, with all requisite endorsements, the 2003-A SUBI Certificate and will file, at its own expense, one or more financing statements with respect to the Assets meeting the requirements of applicable state law in such manner as necessary to perfect the sale of the Assets, and the proceeds thereof to the Transferor (and any continuation statements as are required by applicable state law), and to deliver a file-stamped copy of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section 2.04, consist of telephone confirmation of such filings with the file stamped copy of each such filing to be provided to the Transferee in due course), as soon as is practicable after receipt by the Transferor thereof.

                                       Trust SUBI Certificate Transfer Agreement

         (b) The Transferor further agrees that it will treat the transfer of the Assets as a sale for accounting purposes, take no actions inconsistent with the Transferee's ownership of the Assets and on or prior to the Closing Date indicate on its books, records and statements that the Assets have been sold to the Transferee.

         Section 2.05. Acceptance by the Transferee. The Transferee agrees to comply with all covenants and restrictions applicable to a Holder of the 2003-A SUBI Certificate and the interest in the 2003-A SUBI represented thereby, whether set forth in the 2003-A SUBI Certificate, in the SUBI Trust Agreement or otherwise, and assumes all obligations and liabilities, if any, associated therewith.

         Section 2.06. Release of Claims. Pursuant to Section 3.04(b) of the Titling Trust Agreement and Section 12.02(b) of the 2003-A SUBI Supplement, the Transferee hereby covenants and agrees for the express benefit of each holder from time to time of a UTI Certificate and any other SUBI Certificate that the Transferee shall release all claims to the UTI Assets and the related Other SUBI Assets, respectively, and, in the event such release is not given effect, to subordinate fully all claims it may be deemed to have against the UTI Assets or such Other SUBI Assets, as the case may be.

                                  ARTICLE THREE

                                  MISCELLANEOUS

         Section 3.01. Amendment. This Agreement may be amended from time to time in a writing signed by the parties hereto.

         Section 3.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any otherwise applicable principles of conflict of laws (other than Section 5-1401 of the New York General Obligations Law).

         Section 3.03. Severability. If one or more of the covenants, agreements, or provisions of this Agreement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements, and provisions of this Agreement, and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining covenants, agreements and provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Agreement invalid or unenforceable in any respect.

         Section 3.04. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

         The Transferor acknowledges and agrees that (a) the Transferee may, pursuant to the Indenture, pledge and grant a security interest in the 2003-A SUBI and the 2003-A SUBI Assets represented thereby and assign is rights under this Agreement to the Indenture Trustee (for the benefit of the holders of the Notes) and (b) the representation, warranties, and covenants contained in this Agreement and the rights of the Transferee under this Agreement are intended

                                       Trust SUBI Certificate Transfer Agreement
to benefit the Indenture Trustee (for the benefit of the holders of the Notes). The Transferor hereby consents to all such pledges and grants.

         Section 3.05. Headings. The Article and Section headings are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 3.06. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Section 3.07. Further Assurances. Each party hereto shall do such acts, and execute and deliver to the other party such additional documents or instruments as may be reasonably requested, in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

         Section 3.08. Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and each Holder of the 2003-A SUBI Certificate and each Registered Pledgee, who shall be considered third-party beneficiaries hereof. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

         Section 3.09. No Petition. Each of the parties hereto covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against any other party hereto, any Grantor, the Owner Trustee, the Trustee, any Special Purpose Affiliate, any member of a Special Purpose Affiliate that is a limited liability company or the trustee of the Grantor that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceedings under any federal or state bankruptcy or similar law.

         This Section shall survive the complete or partial termination of this Agreement, the resignation or removal of the Trustee and the complete or partial resignation or removal of the Servicer.

         Section 3.10. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Trust and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements, or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Agreement, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven, and Ten of the Trust Agreement.

                                       Trust SUBI Certificate Transfer Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                                            NISSAN AUTO LEASING LLC II, as
                                            Transferor

                                            By: /s/ Joji Tagawa
                                                -----------------------------
                                                Name:  Joji Tagawa
                                                Title: Treasurer

                                            NISSAN AUTO LEASE TRUST 2003-A,
                                            as Transferee

                                            By: WILMINGTON TRUST COMPANY,
                                                not in its individual capacity,
                                                but solely as Owner Trustee

                                                By: /s/ Anita E. Dallago
                                                    --------------------------
                                                Name: Anita E. Dallago
                                                Title: Senior Financial Services
                                                       Officer

                                       Trust SUBI Certificate Transfer Agreement

                                       S-1